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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549
                       ____________________________

                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): November 30, 1996
                       ____________________________

                        THE EARTHGRAINS COMPANY
         (Exact Name of Registrant as Specified in Its Charter)

                              DELAWARE
           (State or Other Jurisdiction of Incorporation)

            1-7554                           36-3201045
    (Commission file Number)     (I.R.S. Employer Identification No.)

   8400 Maryland Avenue, St. Louis, Missouri                 63105
   (Address of Principal Executive Offices)               (Zip Code)

                                (314) 259-7000
           (Registrant's Telephone Number, Including Area Code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The Earthgrains Company entered into an agreement on October 6, 1996 to acquire substantially all of the assets of Heiner's Bakery, Inc., of Huntington, West Virginia. The transaction closed on November 30, 1996 pursuant to the Asset Purchase Agreement dated as of October 6, 1996 (the "Agreement"), and the First Amendment to Asset Purchase Agreement dated as of November 30, 1996 (the "First Amendment"), which were filed as exhibits
2.1 and 2.2 to the Company's Current Report filed on December 16, 1996.
     It was not practicable at that time to file the financial statements of Heiner's and the accountant's report thereon required by Item 7(a), or the pro forma financial information required by Item 7(b); such materials now are filed herewith.

(a)  Financial Statements of Business Acquired

     The following financial statements of Heiner's Bakery, Inc. are submitted herewith as Exhibit 99(a):

     1.  Report of Independent Accountants

     2. Consolidated Balance Sheet as of December 30, 1995, December 31, 1994 and September 7, 1996

     3. Consolidated Statement of Earnings for the Fiscal Years Ended December 30, 1995, December 31, 1994 and December 25, 1993 and the Thirty-Six Weeks Ended September 7, 1996 and September 9, 1995

     4. Consolidated Statement of Stockholders' Equity for the Fiscal Years Ended December 30, 1995, December 31, 1994, and December 25, 1993

     5. Consolidated Statement of Cash Flows for the Fiscal Years Ended December 30, 1995, December 31, 1994 and December 25, 1993 and the Thirty-Six Weeks Ended September 7, 1996 and September 9, 1995

     6.  Notes to Consolidated Financial Statements

(b)  Pro Forma Financial Information

     The following unaudited pro forma financial statements are submitted herewith as Exhibit 99(b):

     1. Pro Forma Condensed Combined Statement of Earnings for the Thirty-Six Week Period Ended September 10, 1996

     2.  Pro Forma Combined Statement of Earnings for Fiscal Year 1995

     3.  Pro Forma Condensed Combined Balance Sheet as of
         September 10, 1996

(c)  Exhibits

     The following exhibits are included with this Report:

     Exhibit 99(a) Certain Financial Statements of Heiner's Bakery, Inc. and Report of Independent Accountants

     Exhibit 99(b)   Certain Pro Forma Financial Data

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE EARTHGRAINS COMPANY
                                       (Registrant)


Date:  February 12, 1997           By:   MARK H. KRIEGER
                                         Mark H. Krieger
                                        Vice President and
                                     Chief Financial Officer


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